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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  - - - - - - -


                                   FORM 8-K/A

                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report
 (Date of earliest event reported):                           July 28, 2004


                            Symbol Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-9802                    11-2308681
   --------                        ------                    ----------
(State or other               (Commission File              (IRS Employer
Jurisdiction of                   Number)                Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                               11742
-------------------------------                                   ----------
  (Address of principal                                           (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                                   (631) 738-2400


Former name or former address, if changed
    since last report:                                          Not Applicable



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This Amendment No. 1 to the Current Report on Form 8-K of Symbol Technologies,
Inc. (the "Registrant") amends and restates the Current Report on Form 8-K of the Registrant, dated July 28, 2004, and filed with the Securities and Exchange Commission on said date. This Amendment is being filed to correct typographical errors in the financial statement tables contained in the Press Release. The financial statement tables in Exhibit 99.1 hereto have been revised to reflect the correct information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1 Press Release dated July 28, 2004 regarding 2004 Second Quarter Results, issued by the Registrant


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant is furnishing herewith its amended and restated Press Release dated July 28, 2004 disclosing 2004 second quarter results. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Management of the Registrant hosted a teleconference and webcast on July 29, 2004 at 8:00 AM ET to discuss the subjects covered by the Press Release. Details on accessing the teleconference and webcast were contained in the Press Release. Audio and webcast replay of the teleconference and webcast, is available on the Registrant's website at www.symbol.com/investors from July 29, 2004 through August 13, 2004, on a 24 hour basis. Additionally, a PDF version of the webcast presentation is available on the Registrant's website at www.symbol.com/investors.
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                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYMBOL TECHNOLOGIES, INC.




Date: July 29, 2004                     By:  /s/    Mark T. Greenquist
                                             --------------------------------
                                             Name:  Mark T. Greenquist
                                             Title: Senior Vice President
                                                    and Chief Financial
                                                    Officer


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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99.1 Press Release dated July 28, 2004 regarding 2004 Second Quarter Results, issued by the Registrant